Earnings Presentation Third Quarter 2013 October 24, 2013 Exhibit 99.3

Safe Harbor Statement

Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995 and are based on current indicators and expectations.  Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we "believe,"
"expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable.  We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).  You should review this presentation with the understanding that actual future results may be materially different from what we expect.  Many of the factors that will determine these results are beyond our ability to control or predict.  You are cautioned not to put undue reliance on any forward-looking statement.  We do not intend, and undertake no obligation, to update these forward-looking statements.  These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements.  Such risks include:
(1) Fluctuations in product demand and market acceptance
(2) Uncertainties associated with the general economic conditions in domestic and international markets
(3) Increased competition in our markets
(4) Changes in seasonality
(5) Difficulties in manufacturing operations, such as production outages or maintenance programs
(6) Raw material availability
(7) Fluctuations in raw material costs; fluctuations outside the “normal” range of industry cycles
(8) Changes in laws and regulations and approvals and decisions of courts, regulators, and governmental bodies
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersind.com and at the SEC.gov web site.

Private Placement of Debt
• Note purchase agreement for private placement of notes totaling $100M signed October 22, 2013 with a group of institutional investors
• Senior unsecured notes will be funded in December 2013 and January 2014 in four series:
•
$40,000,000 4.67% Senior Notes, Series A, due January 15, 2021
•
$11,000,000 5.25% Senior Notes, Series B, due January 15, 2024
•
$29,000,000 5.30% Senior Notes, Series C, due January 15, 2024
•
$20,000,000 5.45% Senior Notes, Series D, due January 15, 2026
• Proceeds will be used to repay existing debt and grow our five key business platforms:
•
Returnable packaging
•
Storage and safety products
•
Tire repair and retread products
•
Specialty molding
•
Distribution

Highlights
•
Agreement for $100M of private placement notes providing
financial flexibility for funding growth and repaying debt
•
Q3 net sales decline of 1.2% due to a number of small
market factors
•
Adjusted EPS of $0.25 vs. $0.20 in Q3 2012, a 25% increase
•
Earnings benefited from productivity gains, cost savings and phase one of the Lawn and Garden Segment restructuring
•
Year to date strong free cash flow gains

Third Quarter 2013 Financial Summary

• Net sales declined 1.2% due to a
number of factors including:
•
Poor tomato crop that impacted
the Material Handling Segment
food processing sales
•
Delay in orders to Q4 in the Lawn
& Garden Segment
•
Focus on more profitable business
in the Engineered Products
Segment
• Gross profit margin 27.5%
compared to 26.7% in Q3 2012
•
Productivity improvements and
material cost savings drove most
of the improvement
Note: All figures except ratios and percents are $Millions
Q3 Q3
Highlights 2013 2012 B/(W)
Net sales $194.9 $197.3 (1.2%)
Gross
profit
margin 27.5% 26.7% 3.0%
SG&A $41.6 $43.0 3.2%
Net
income -
adjusted* $8.4 $6.8 24.4%
Effective
tax rate 40.8% 32.4%
EPS -
adjusted* $0.25 $0.20 25.0%
*See 2013 Reconciliation of Non-GAAP measures on slide 13

Nine Months Ended Nine Months Ended
Cash September 30, September 30,
Highlights 2013 2012
Cash provided
by operations
$46.8 $23.3
Capital
expenditures
$20.0 $15.2
Free cash flow
$26.8 $8.1
Dividends
$6.0 $7.6
Balance Sheet September 30, December 31,
Highlights 2013 2012
Long-term debt
$75.5 $92.8
Debt - net of
cash
$68.5 $88.9
Net Debt to total
capital
22.2% 27.9%
Third Quarter 2013 Financial Summary

Notes:  All figures except ratios and percents are $Millions
Free cash flow = cash flow provided by operations – capital expenditures

Q3 Results
•
Incremental sales from the
Jamco acquisition were more
than offset by a sales decrease
that was driven by lower than
anticipated food processing
sales
•
The lower sales volume and a
less favorable product mix led
to a decline in adjusted EBIT
year-over-year
Segment Review – Material Handling

$ Millions
See 2013 Reconciliation of Non-GAAP
measures on slide 13
$80
$75
$70
Q3 2012 Q3 2013
$76.0
$76.2
Net Sales
EBIT - Adjusted
$15
$10
$5
$0
Q3 2012 Q3 2013
$12.5
$10.7

Q3 Results
•
A delay in customer orders
to the fourth quarter
resulted in lower sales as
compared to last year
•
Phase one restructuring
savings in addition to
productivity gains and
material cost savings drove
the significant increase in
adjusted EBIT
Segment Review – Lawn & Garden

$ Millions
See 2013 Reconciliation of Non-GAAP
measures on slide 13
Net Sales
$45.3
$44.9
$42
$45
$48
Q3 2012 Q3 2013
$0.0
$2.5
$0
$5
Q3 2012 Q3 2013
EBIT - Adjusted

Q3 Results
•
New product sales offset
lower international sales
volumes during the
quarter
•
A favorable product mix
and lower SG&A expenses
led to the increase in
adjusted EBIT
Segment Review – Distribution

$ Millions
See 2013 Reconciliation of Non-GAAP
measures on slide 13
$45.1 $45.0
$40
$45
$50
Q3 2012 Q3 2013
Net Sales
$3.4
$4.3
$0
$5
Q3 2012 Q3 2013
EBIT - Adjusted

Q3 Results
•
Lower custom sales
resulting from a focus on
more profitable business
led to the decline in sales
•
Productivity
improvements and
material cost savings
substantially offset the
lower sales
Segment Review – Engineered Products

$ Millions
See 2013 Reconciliation of Non-GAAP
measures on slide 13
$30
$35
$40
$35.7
$33.8
Q3 2012 Q3 2013
Net Sales
$0
$5
Q3 2012 Q3 2013
$3.7
$3.5
EBIT - Adjusted

Fourth Quarter 2013 Outlook
Q4 Outlook
•
Material Handling
•
Anticipate that sales will be comparable to last year
•
Lawn & Garden
•
Sales of new products combined with normal seasonal orders should result in overall stronger sales
•
Productivity, material cost savings and phase one restructuring savings are expected to continue during the quarter
•
Distribution
•
Anticipate that new product and equipment sales will be strong
•
Engineered Products
•
Lower custom sales expected as part of focus on more profitable business
•
Focus on productivity improvements will continue
•
Overall expect improved results in the fourth quarter driven by sales of new products, productivity gains, material cost savings and expected benefits from the Lawn & Garden
Segment restructuring

Appendix 12

2013 Reconciliation of Non-GAAP Measures

MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)
(Dollars in millions, except per share data)
Quarter Ended Nine Months Ended
September 30 September 30
2013 2012 2013 2012
Material Handling
Income before taxes as reported $ 10.7 $ 12.5 $ 31.4 $ 34.9
Restructuring expenses 0.0 0.0 0.2 0.0
Income before taxes as adjusted 10.7 12.5 31.6 34.9
Lawn and Garden
Income (loss) before taxes as reported 0.1 0.0 2.3 (0.7)
Restructuring expenses and other adjustments 1.1 0.0 2.3 0.5
Loss on disposal of assets
0.0 0.0 0.6 0.0
Depreciation recapture 1.3 0.0 1.3 0.0
Income (loss) before taxes as adjusted
2.5 0.0 6.5 (0.2)
Distribution
Income before taxes as reported 4.3 3.3 11.0 11.2
Restructuring expenses 0.0 0.2 0.1 0.7
Gain on building sale 0.0 (0.1) 0.0 (0.4)
Income before taxes as adjusted 4.3 3.4 11.1
11.5
Engineered Products
Income before taxes as reported 3.5
2.9 13.7 12.2
Restructuring expenses 0.0 0.8 0.0 1.0
Income before taxes as adjusted 3.5 3.7 13.7 13.2
Corporate and interest expense
Income (loss) before taxes as reported
(7.6) (10.1) (23.3)
(24.0)
Severance and other 0.0 1.5 0.0 1.5
Income (loss) before taxes as adjusted (7.6) (8.6) (23.3) (22.5)
Consolidated
Income before taxes as reported
11.0 8.6 35.1 33.6
Restructuring expenses and other adjustments 2.4 2.4 4.5 3.3
Income before taxes as adjusted 13.4
11.0 39.6
36.9
Income taxes 5.0 4.2 14.6 14.0
Net Income as adjusted
$ 8.4 $ 6.8
$ 25.0
$ 22.9
Adjusted earnings per diluted share $ 0.25 $ 0.20 $ 0.73 $ 0.67
Note: Numbers in the Corporate and interest expense section above may be rounded for presentation purposes.
Note on Reconciliation of Income and Earnings Data:
reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that income (loss) excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company's method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.
Income (loss) excluding the items mentioned above in the text of this release and in this

Material Handling Index
Annual rate of change
50.0
40.0
30.0
20.0
10.0
0.0
(10.0)
(20.0)
(30.0)
(40.0)
2008
2009
2010
2011
2012
2013
2014
Shipments
Orders

NAHB Housing Forecast
Housing Activity (000)
Annual Rate of Change
Total Housing Starts
Single Family
% Change

Consumer Sentiment

Key Indicators for the Tire Market

RV Shipments
Units (000)
Annual Rate of Change (%)
2005
2006
2007
2008
2009
2010
2011
2012
2013F
2014F
RV Unit Shipments (000)
% Change from P/Y

Market Indicators
Material Handling
MHEM Index
Lawn & Garden
Housing Starts
Consumer Sentiment
Distribution
Miles Driven
Replacement Tire Shipments,
Gasoline Sales
Engineered Products
RVIA
Auto Market Indicator
Source: Material Handling Industry Aug 2013 Forecast
Source: US Census and National Association of Home Builders (NAHB), September 2013;
Thomson Reuters/University of Michigan, September 2013
Source: JP Morgan, RMA, Energy Information Administration Sources: RVIA Forecast, Oct 2013; FRB G17 Release, Sept 2013

MYERS INDUSTRIES, INC.

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